UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              ------------



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 27, 1996



                       RENAISSANCE COSMETICS, INC.
------------------------------------------------------------------------------

         (Exact name of registrant as specified in its charter)




State of Delaware                  33-87280             06-1396287
---------------------------- -------------------------- ------------------
      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



955 Massachusetts Ave., Cambridge, Massachusetts                   02139
------------------------------------------------------------------------------

      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (617) 497-5584


                             Not applicable
------------------------------------------------------------------------------

      (Former name or former address, if changed since last report)

Item 5.     Other Events.
            ------------

            On December 27, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.      Exhibits
             --------

      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
    ------------------                  ----------------------
          99.1                 Registrant's Press Release, dated as of
                               December 27, 1996.

                               Signatures
                               ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 27, 1996

                                    RENAISSANCE COSMETICS, INC.



                                    By: /s/ John J. Jackson
                                        -----------------------------
                                        Name: John J. Jackson
                                        Title: Vice President and
                                               General Counsel

                              EXHIBIT INDEX

                 Pursuant to Item 601 of Regulation S-K

            Exhibit No.                     Description of Exhibit
            -----------                     ----------------------
                99.1                 Registrant's Press Release, dated as of
                                     December 27, 1996.